Exhibit 21.01

Subsidiaries of Valero Energy Corporation
as of February 21, 2019

Name of Entity	State of Incorporation/Organization

AIR BP-PBF DEL PERU SAC	Peru
BELFAST STORAGE LTD	Northern Ireland
CANADIAN ULTRAMAR COMPANY	Nova Scotia
COLONNADE TEXAS INSURANCE COMPANY, LLC	Texas
COLONNADE VERMONT INSURANCE COMPANY	Vermont
DIAMOND ALTERNATIVE ENERGY, LLC	Delaware
DIAMOND ALTERNATIVE ENERGY OF CANADA INC.	Canada
DIAMOND GREEN DIESEL HOLDINGS LLC	Delaware
DIAMOND GREEN DIESEL LLC	Delaware
DIAMOND K RANCH LLC	Texas
DIAMOND OMEGA COMPANY, L.L.C.	Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.	Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.	Delaware
DSRM NATIONAL BANK	U.S.A.
ENTERPRISE CLAIMS MANAGEMENT, INC.	Texas
GCP LOGISTICS COMPANY LLC	Delaware
GOLDEN EAGLE ASSURANCE LIMITED	British Columbia
HAMMOND MAINLINE PIPELINE LLC	Delaware
HUNTWAY REFINING COMPANY	Delaware
MAINLINE PIPELINES LIMITED	England and Wales
MAPLE ETHANOL LTD.	Virgin Islands (U.K.)
MICHIGAN REDEVELOPMENT GP, LLC	Delaware
MICHIGAN REDEVELOPMENT, L.P.	Delaware
MRP PROPERTIES COMPANY, LLC	Michigan
NECHES RIVER HOLDING CORP.	Delaware
NORCO METHANOL, LLC	Delaware
OCEANIC TANKERS AGENCY LIMITED	Quebec
PARKWAY PIPELINE LLC	Delaware
PENTA TANKS TERMINALS S.A.	Peru
PICKARD PLACE CONDOMINIUM ASSOCIATION	Michigan
PI DOCK FACILITIES LLC	Delaware
PORT ARTHUR COKER COMPANY L.P.	Delaware
PREMCOR USA INC.	Delaware
PROPERTY RESTORATION, L.P.	Delaware
PURE BIOFUELS DEL PERU S.A.C.	Peru
PURE BIOFUELS HOLDINGS L.P.	Alberta
SABINE RIVER HOLDING CORP.	Delaware
SABINE RIVER LLC	Delaware
SAINT BERNARD PROPERTIES COMPANY LLC	Delaware

SUNBELT REFINING COMPANY, L.P.	Delaware
THE PREMCOR PIPELINE CO.	Delaware
THE PREMCOR REFINING GROUP INC.	Delaware
THE SHAMROCK PIPE LINE CORPORATION	Delaware
TRANSPORT MARITIME ST. LAURENT INC.	Quebec
ULTRAMAR ACCEPTANCE INC.	Canada
ULTRAMAR ENERGY INC.	Delaware
ULTRAMAR INC.	Nevada
V-TEX LOGISTICS LLC	Delaware
VALERO ADMINISTRATIVE SERVICES DE MÉXICO, S.A. DE C.V.	Mexico
VALERO ARUBA ACQUISITION COMPANY I, LTD.	Virgin Islands (U.K.)
VALERO ARUBA FINANCE INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA HOLDING COMPANY N.V.	Aruba
VALERO ARUBA HOLDINGS INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA MAINTENANCE/OPERATIONS COMPANY N.V.	Aruba
VALERO (BARBADOS) SRL	Barbados
VALERO BROWNSVILLE TERMINAL LLC	Texas
VALERO CANADA FINANCE, INC.	Delaware
VALERO CANADA L.P.	Newfoundland
VALERO CAPITAL CORPORATION	Delaware
VALERO COKER CORPORATION ARUBA N.V.	Aruba
VALERO CUSTOMS & TRADE SERVICES, INC.	Delaware
VALERO ENERGY ARUBA II COMPANY	Cayman Islands
VALERO ENERGY INC.	Canada
VALERO ENERGY (IRELAND) LIMITED	Ireland
VALERO ENERGY LTD	England and Wales
VALERO ENERGY PARTNERS GP LLC	Delaware
VALERO ENERGY PARTNERS LP	Delaware
VALERO ENERGY UK LTD	England and Wales
VALERO ENTERPRISES, INC.	Delaware
VALERO EQUITY SERVICES LTD	England and Wales
VALERO FINANCE L.P. I	Newfoundland
VALERO FINANCE L.P. II	Newfoundland
VALERO FINANCE L.P. III	Newfoundland
VALERO FOREST CONTRIBUTION LLC	Delaware
VALERO GRAIN MARKETING, LLC	Texas
VALERO HOLDCO UK LTD	United Kingdom
VALERO HOLDINGS, INC.	Delaware
VALERO INTERNATIONAL HOLDINGS, INC.	Nevada
VALERO LIVE OAK LLC	Texas
VALERO LOGISTICS UK LTD	England and Wales
VALERO MARKETING AND SUPPLY COMPANY	Delaware
VALERO MARKETING AND SUPPLY DE MÉXICO S.A. DE C.V.	Mexico
VALERO MARKETING AND SUPPY INTERNATIONAL LTD.	Cayman Islands
VALERO MARKETING AND SUPPLY (PANAMA) LLC	Delaware
VALERO MARKETING IRELAND LIMITED	Ireland

VALERO MKS LOGISTICS, L.L.C.	Delaware
VALERO NEDERLAND COÖPERATIEF U.A.	The Netherlands
VALERO NEW AMSTERDAM B.V.	The Netherlands
VALERO OMEGA COMPANY, L.L.C.	Delaware
VALERO OPERATIONAL SERVICES DE MÉXICO, S.A. DE C.V.	Mexico
VALERO OPERATIONS SUPPORT, LTD	England and Wales
VALERO PARTNERS CCTS, LLC	Delaware
VALERO PARTNERS CORPUS EAST, LLC	Delaware
VALERO PARTNERS CORPUS WEST, LLC	Delaware
VALERO PARTNERS EP, LLC	Delaware
VALERO PARTNERS HOUSTON, LLC	Delaware
VALERO PARTNERS LOUISIANA, LLC	Delaware
VALERO PARTNERS LUCAS, LLC	Delaware
VALERO PARTNERS MCKEE, LLC	Delaware
VALERO PARTNERS MEMPHIS, LLC	Delaware
VALERO PARTNERS MERAUX, LLC	Delaware
VALERO PARTNERS NORTH TEXAS, LLC	Delaware
VALERO PARTNERS OPERATING CO. LLC	Delaware
VALERO PARTNERS PAPS, LLC	Delaware
VALERO PARTNERS PORT ARTHUR, LLC	Delaware
VALERO PARTNERS SOUTH TEXAS, LLC	Delaware
VALERO PARTNERS TEXAS CITY, LLC	Delaware
VALERO PARTNERS THREE RIVERS, LLC	Delaware
VALERO PARTNERS WEST MEMPHIS, LLC	Delaware
VALERO PARTNERS WEST TEXAS, LLC	Delaware
VALERO PARTNERS WYNNEWOOD, LLC	Delaware
VALERO PAYMENT SERVICES COMPANY	Virginia
VALERO PEMBROKESHIRE LLC	Delaware
VALERO PEMBROKESHIRE OIL TERMINAL LTD	England and Wales
VALERO (PERU) HOLDINGS GP LLC	Delaware
VALERO (PERU) HOLDINGS LIMITED	British Columbia
VALERO PLAINS COMPANY LLC	Texas
VALERO POWER MARKETING LLC	Delaware
VALERO RAIL OPERATIONS DE MÉXICO, S.A. DE C.V.	Mexico
VALERO RAIL PARTNERS, LLC	Delaware
VALERO REFINING AND MARKETING COMPANY	Delaware
VALERO REFINING COMPANY-ARUBA N.V.	Aruba
VALERO REFINING COMPANY-CALIFORNIA	Delaware
VALERO REFINING COMPANY-OKLAHOMA	Michigan
VALERO REFINING COMPANY-TENNESSEE, L.L.C.	Delaware
VALERO REFINING-MERAUX LLC	Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.	Delaware
VALERO REFINING-TEXAS, L.P.	Texas
VALERO RENEWABLE FUELS COMPANY, LLC	Texas
VALERO SECURITY SYSTEMS, INC.	Delaware
VALERO SERVICES, INC.	Delaware

VALERO SKELLYTOWN PIPELINE, LLC	Delaware
VALERO TEJAS COMPANY LLC	Delaware
VALERO TERMINAL HOLDCO LTD	England and Wales
VALERO TERMINALING AND DISTRIBUTION COMPANY	Delaware
VALERO TERMINALING AND DISTRIBUTION DE MEXICO, S.A. DE C.V.	Mexico
VALERO TEXAS POWER MARKETING, INC.	Delaware
VALERO ULTRAMAR HOLDINGS INC.	Delaware
VALERO UNIT INVESTMENTS, L.L.C.	Delaware
VALERO WEST WALES LLC	Delaware
VRG PROPERTIES COMPANY	Delaware
VTD PROPERTIES COMPANY	Delaware
WARSHALL COMPANY LLC	Delaware
ZELIG COMMERCIAL, INC.	Panama